 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________

FORM 8-K
__________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2017 (February 23, 2017)

__________________________________________________________________
NCI Building Systems, Inc.
(Exact name of Registrant as specified in its charter)
__________________________________________________________________

Delaware (State or other jurisdiction of incorporation)	001-14315 (Commission File Number)	76-0127701 (IRS Employer Identification No.)

10943 North Sam Houston Parkway West Houston, Texas (Address of principal executive offices)	77064 (Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788
__________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
NCI Building Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on February 23, 2017. The number of shares present in person and/or by proxy at the Annual Meeting was 66,682,411, representing approximately 94% of the 70,868,121 shares of common stock issued and outstanding on January 12, 2017, which was the record date for the determination of the stockholders entitled to vote at the meeting. At the Annual Meeting, the stockholders of the Company (i) elected Norman C. Chambers, Kathleen J. Affeldt, George L. Ball and Nathan K. Sleeper as Class III directors to serve until the annual meeting of stockholders to be held in 2020, (ii) provided advisory approval of the Company’s compensation philosophy and the compensation of the Company’s named executive officers as disclosed in the 2017 Proxy Statement and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 29, 2017.
Of the 66,682,411 shares of common stock of the Company present at the Annual Meeting, in person or by proxy, the following table shows the votes cast for, against, abstain and non-votes for each of the nominees for director:

Nominee	For	Against	Abstain	Non-Votes
Class III:
Norman C. Chambers	59,767,942	1,912,166	3,804	4,998,499

Kathleen J. Affeldt	61,051,875	532,518	99,519	4,998,499

George L. Ball	61,055,469	528,615	99,828	4,998,499

Nathan K. Sleeper	45,826,711	15,852,637	4,564	4,998,499
In addition to Norman C. Chambers, Kathleen J. Affeldt, George L. Ball and Nathan K. Sleeper, each of the following persons has a term of office as a director of the Company that continues after the Annual Meeting: James G. Berges, Lawrence J. Kremer, John J. Holland, Gary L. Forbes, George Martinez and Jonathan L. Zrebiec.
The stockholders of the Company approved, on an advisory basis, the compensation philosophy and the compensation of the Company’s named executive officers as disclosed in the 2017 Proxy Statement, by the following vote:

For	Against	Abstain	Non-Votes
60,648,407	322,527	712,978	4,998,499
The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2017 by the following vote:

For	Against	Abstain	Non-Votes
66,611,818	30,110	40,483	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

BY:	/s/ Todd R. Moore
Executive Vice President, General Counsel and
Secretary

Date: February 24, 2017